EXHIBIT 99.1

Circle Star Energy Corp. to Present at 4th Annual LD MICRO Growth Conference

HOUSTON, TX – (MARKETWIRE – December 8, 2011) – Circle Star Energy Corp. (OTCBB: CRCL) (the “Company”)  a Houston-based independent energy company engaged in the acquisition of non-operated interests in oil and gas properties, announced today that Chairman and CEO S. Jeffrey Johnson will be presenting at the LD MICRO Growth Conference on Thursday, December 8th.

The conference has stated approximately 101 companies will be presenting over two days; the event is being held at the Luxe Sunset Bel Air Hotel in Los Angeles, California. The LD MICRO Invitational showcases some of the fastest growing and profitable names on the OTC, NASDAQ, and NYSE.

About Circle Star Energy Corp. (OTCBB: CRCL)
Circle Star Energy Corp. is a rapidly growing Houston-based independent energy company engaged in the development and acquisition of crude oil and natural gas assets located in the continental United States.  The company’s asset base includes producing and non-producing oil and gas mineral interests, royalty interests, and non-operated working interest located throughout Texas.

The Company’s producing areas include:

●	Hilltop Bossier Field (Robertson County, Texas) – Deep Bossier;

●	Madisonville Woodbine Field (Madison/Grimes, County, Texas) – Woodbine;

●	Pearsall Field (Dimmit/Zavala County, Texas) – Austin Chalk , Eagle Ford Shale;

●	Permian Basin (Scurry/Crane/ et.al. County, Texas) – Wolfcamp, Spraberry, Clearfork.

About LD MICRO
LD MICRO is a by-invitation only newsletter firm that focuses on finding undervalued companies in the micro-cap space. Since 2002, the firm has published an annual list of recommended stocks as well as comprehensive reports on select companies throughout the year. LD MICRO concentrates on finding, researching, and investing in companies that are overlooked by institutional investors. It is a non-registered investment advisor. To learn more, please call 408-457-1042 or visit http://www.ldmicro.com

Notice Regarding Forward-Looking Statements
This news release contains "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development, costs and results of new business opportunities. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new business opportunities and development stage companies. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information please contact:
Circle Star Energy Corp.
919 Milam Street, Suite 2300,
Houston, Texas 77002
Phone: +1 713-651-0060
Email: info@circlestarenergy.com
Web: www.circlestarenergy.com